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                                United States
                     Securities and Exchange Commission
                           Washington, D.C.  20549


                                  FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                       SEARS ROEBUCK ACCEPTANCE CORP.
           (Exact name of registrant as specified in its charter)


       Delaware                                                 51-0080535
       --------                                                 ----------
(State of organization)                                      (I.R.S. Employer
                                                             Identification No.)

                3711 Kennett Pike, Greenville, Delaware 19807
             (address of principal executive offices) (zip code)

                   SECURITIES TO BE REGISTERED PURSUANT TO
                          SECTION 12(b) OF THE ACT:

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box / /.

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box / /.

     Securities Act registration statement file number to which this form relates: 333-30879

                                               Name of each exchange
Title of each class                            on which each class
to be so registered                            is to be registered
-------------------                            -------------------
7% Notes due March 1, 2038                     New York Stock Exchange



                   SECURITIES TO BE REGISTERED PURSUANT TO
                          SECTION 12(g) OF THE ACT:

                                    None





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Item 1.  Description of Registrant's Securities to be Registered

                Item 1 incorporates by reference the "Description of Debt Securities" on pages 6 to 9 of the Prospectus dated
                February 23, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-30879) and the "Description of Notes" on pages S-3 to S-4 of the Prospectus Supplement dated February 26, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-30879).

Item 2.  Exhibits


          4.1 Form of Indenture (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Registration Statement on Form S-3, Registration Statement No. 33-64215).

          4.2 Form of Registrant's 7% Notes due March 1, 2038 (incorporated by reference to Exhibit 4(c) to Current Report on Form 8-K for February 23, 1998, File No. 1-4040).

          99.1. Prospectus Supplement dated February 26, 1998 and Prospectus dated February 23, 1998 with respect to the 7% Notes due March 1, 2038.



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                                  Signature

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Sears Roebuck Acceptance Corp.
                                    (Registrant)



Dated:  April 30,1998               By: /s/George F. Slook
                                       -----------------------
                                       George F. Slook
                                       Vice President, Finance



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                                EXHIBIT INDEX


Exhibit No.                                                              Page
-----------                                                              ----

    4.1 Form of Indenture (incorporated by reference to Exhibit 4(a) to Amendment No. 1 to Registration
               Statement on Form S-3, Registration Statement No.
               33-64215).


    4.2 Form of the Registrant's 7% Notes due March 1, 2038 (incorporated by reference to Exhibit 4(c) to Current Report on Form 8-K for February 23, 1998,
               File No. 1-4040).

    99.1.      Prospectus Supplement dated February 26, 1998 and
               Prospectus dated February 23, 1998 with respect to the 7% Notes due March 1, 2038.


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